
                               POWER OF ATTORNEY


         We, the undersigned Officers and Directors of Host Marriott Corporation
(the "Corporation") hereby constitute and appoint Robert E. Parsons, Jr. and
Christopher G. Townsend, and each of them, with power of substitution, our true and lawful attorneys with full power to sign for us, in our names and in the capacities indicated below, a registration statement on Form S-8, and all amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 shares of authorized but unissued
Common Stock of the Corporation which may be purchased or issued from time to time pursuant to the terms of the Host Marriott Corporation 1997 Comprehensive
Stock Incentive Plan.

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

     Signature                           Title                    Date
     ---------                           -----                    ----
/s/ Richard E. Marriott
----------------------------
Richard E. Marriott                 Chairman and Director         March 21, 1997


/s/ J.W. Marriott, Jr.
----------------------------
J.W. Marriott, Jr.                  Director                      March 21, 1997


/s/ Terence C. Golden
----------------------------
Terence C. Golden                   President and Chief           March 20, 1997
                                    Executive Officer
                                    And Director


/s/ R. Theodore Ammon
----------------------------
R. Theodore Ammon                   Director                      March 21, 1997


/s/ Robert M. Baylis
----------------------------
Robert M. Baylis                    Director                      March 20, 1997


/s/ Ann Dore McLaughlin
----------------------------
Ann Dore McLaughlin                 Director                      March 21, 1997


/s/ Harry L. Vincent, Jr.
-------------------------------
Harry L. Vincent, Jr.               Director                      March 20, 1997


/s/ Robert E. Parsons, Jr.
-------------------------------
Robert E. Parsons, Jr.              Executive Vice President
                                    And Chief Financial Officer   March 21, 1997


/s/ Donald D. Olinger
--------------------------------
Donald D. Olinger                   Senior Vice President
                                    and Corporate Controller      March 20, 1997


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